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                                                                   Exhibit 10.59

                              AMENDED AND RESTATED

                          REGISTRATION RIGHTS AGREEMENT


         THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of June 5, 2000 between AppliedTheory Corporation, a Delaware corporation with offices at 1500 Broadway, 3rd Floor, New York, New York 10036 (the "COMPANY") and each of the entities listed under "INVESTORS" on the signature page hereto (each an "INVESTOR" and collectively the "INVESTORS"), each with offices at the address listed under such Investor's name on Schedule I hereto. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in that certain Amended and Restated Purchase Agreement between the parties hereto of even date (the "Purchase Agreement"), the Warrants (as defined in the Purchase Agreement) or the Debentures (as defined in the Purchase Agreement).

                              W I T N E S S E T H:

         WHEREAS, effective June 5, 2000, the Company and the Investors entered into a Registration Rights Agreement;

         WHEREAS, the Company and the Investors desire to amend as of June 5, 2000, and to restate as amended, such Registration Rights Agreement as this Amended and Restated Registration Rights Agreement;

         WHEREAS, the Company and the Investors hereby agree to amend and restate the Registration Rights Agreement so that, as amended and restated, it reads as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         "CLOSING" and "CLOSING DATE" shall have the meanings ascribed to such terms in the Purchase Agreement.

         "CONVERSION PRICE" shall have meaning ascribed to such term in Section 5(b) of the Debenture.

         "CONVERSION VALUE" shall mean the value that a Holder would be entitled to receive upon (i) conversion of the Debenture at the lowest conversion price then available to the Holder under its Debenture, without reference to Section 13 thereof, followed by (ii) the subsequent sale of the Common Shares received thereby at the greater of the Market Price for Shares of Common Stock in existence at the time (A) of the closing of a redemption of a Debenture or (B) of the event triggering the right to redemption.

         "COMMISSION" or "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "DEBENTURES" shall have the meaning ascribed to such term in the Purchase Agreement.
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         "DEFAULT PAYMENT" shall mean a payment on the Outstanding Principal
Amount held by the relevant Holder at the Default Rate.

         "DEFAULT RATE" shall mean the following:

                  (a) with respect to Section 2(b)(i):

                           (i) for the first thirty-day period (or portion
                  thereof) that the Interfering Event exists, 0.5% of the Outstanding Principal Amount; and

                           (ii) for the second thirty-day period (or portion
                  thereof) that the Interfering Event exists, an additional 1.0% of the Outstanding Principal Amount; and

                           (iii) for each thirty-day period (or portion thereof)
                  thereafter that the Interfering Event exists, an additional 0.5% of the Outstanding Principal Amount (so that, for example, if an Interfering Event described in Section 2(b)(i) were to persist for more than 90 days, the Default Rate for days 91-120 would be 2% of the Outstanding Principal Amount).

                  (b) with respect to Section 2(b)(ii), (iii) and (iv) hereof:
(i) for the first thirty-day period (or portion thereof) that the Interfering Event exists, 2.0% of the Outstanding Principal Amount; and (ii) for each additional thirty-day period (or portion thereof) thereafter that the Interfering Event exists, an additional 1.5% of the Outstanding Principal Amount.

         "HOLDER" and "HOLDERS" shall mean the Investor or the Investors, respectively, and any transferee of the Debentures, Warrants, Warrant Shares or Common Shares or Registrable Securities which have not been sold to the public to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement.

         "INTERFERING EVENTS" shall have the meaning set forth in Section 2(b).

         "MARKET PRICE FOR SHARES OF COMMON STOCK" shall have the meaning ascribed to such term in the Debentures.

         "OUTSTANDING PRINCIPAL AMOUNT" shall have the meaning ascribed to such term in the Debentures.

         "PREMIUM REDEMPTION PRICE" shall mean the following:

                  (a) as to the Debentures, the greater of (i) 120% of the Outstanding Principal Amount and (ii) the Conversion Value;

                  (b) as to the Common Shares and/or Warrant Shares, 120% of the dollar amount which is the product of (i) the number of shares to be redeemed, and (ii) the Market Price for Shares of Common Stock in existence at the time
(x) of the closing


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of a redemption of the Common Shares and/or Warrant Shares (as applicable) or
(y) of the event triggering the right to redemption, whichever results in a greater Premium Redemption Price.

                  (c) as to the Warrants, 120% of the dollar amount which is the product of (i) the number of Common Shares and/or Warrant Shares to be issued to the Holder upon exercise of such Warrants multiplied by (ii) the Market Price for Shares of Common Stock in existence at the time (x) of the closing of the redemption of the Warrants or (y) of the event triggering the right to redemption, whichever results in a greater Premium Redemption Price.

         "PUT NOTICE" shall have the meaning set forth in Section 2(b)(i)(B).

         "REGISTRABLE SECURITIES" shall mean: (a) the Common Shares and Warrant Shares issued or issuable to each Holder or its permitted transferee or designee upon conversion of the Debentures or exercise of the Warrants, as applicable, or upon any stock split, stock dividend, recapitalization or similar event with respect to such Common Shares or Warrant Shares; (b) any securities issued or issuable to each Holder upon the conversion, exercise or exchange of any Debentures, Warrants, Warrant Shares or Common Shares; and (c) any other security of the Company issued as a dividend or other distribution with respect to, conversion or exchange of, or in replacement of, Registrable Securities.

         The terms "REGISTER", "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         "REGISTRATION EXPENSES" shall mean all expenses to be incurred by the Company in connection with each Holder's registration rights under this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, "BLUE SKY" fees and expenses, reasonable fees and disbursements of counsel to Holders (using a single counsel selected by a majority in interest of the Holders) for a "due diligence" examination of the Company and review of the Registration Statement and related documents, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

         "REGISTRATION STATEMENT" shall have the meaning set forth in Section 2(a) herein.

         "REGULATION D" shall mean Regulation D as promulgated pursuant to the Securities Act, and as subsequently amended.

         "SECURITIES ACT" or "ACT" shall mean the Securities Act of 1933, as amended.

         "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities, all fees and disbursements of counsel for Holders not included within "Registration Expenses" and if the Holders


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engage a third party as an underwriter for the purpose of distributing
Registrable Securities on an underwritten basis, the fees and expenses of such underwriting and any additional expenses of an accountant incurred in order to obtain a "Comfort Letter."

         2. Registration Requirements. The Company shall use its best efforts to effect the registration of the Registrable Securities (including without limitation the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable "Blue Sky" or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as would permit or facilitate the sale or distribution of all the Registrable Securities in the manner (including manner of sale) reasonably requested by the Holder and in all U.S. jurisdictions. Such best efforts by the Company shall include the following:

                  (a) The Company shall, as expeditiously as reasonably possible after the Closing Date:

                           (i) But in any event within 30 days thereafter,
                  prepare and file a registration statement with the Commission on Form S-3 under the Securities Act (or in the event that the Company is ineligible to use such form, such other form as the Company is eligible to use under the Securities Act) covering the Registrable Securities (such registration statement, including any amendments or supplements thereto and prospectuses contained therein, is referred to herein as the "REGISTRATION STATEMENT"), which Registration Statement, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such number of additional shares of Common Stock as may become issuable to prevent dilution resulting from stock splits, stock dividends or similar events. The number of shares of Common Stock initially included in such Registration Statement shall be no less than the sum of (A) 18,000,000, subject to appropriate adjustment for adjustments under Section 8 of the Debentures, plus (B) two times the number of Warrant Shares issuable upon exercise of the Warrants in each case without regard to any limitation on the Investor's ability to convert the Debentures or Warrants. Thereafter, the Company shall use its best efforts to cause such Registration Statement to be declared effective as soon as practicable, and in any event prior to 120 days following the Closing Date. The Company shall provide Holders and their legal counsel reasonable opportunity to review any such Registration Statement or amendment or supplement thereto prior to filing.

                           (ii) Prepare and file with the SEC such amendments
                  and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement in accordance with the intended methods of disposition by the seller thereof as set forth in the Registration Statement and notify the Holders of the filing and


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                  effectiveness of such Registration Statement and any
                  amendments or supplements.

                           (iii) After the registration, furnish to each Holder
                  such numbers of copies of a current prospectus conforming with the requirements of the Act, copies of the Registration Statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as such Holder may reasonably require in order to facilitate the disposition of Registrable Securities owned by such Holder.

                           (iv) Use its best efforts to register and qualify the
                  securities covered by such Registration Statement under such other securities or "Blue Sky" laws of all U.S. jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                           (v) Notify each Holder immediately of the happening
                  of any event as a result of which the prospectus (including any supplements thereto or thereof and any information incorporated or deemed to be incorporated by reference therein) included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and, pursuant to
                  Section 2(f), use its best efforts to promptly update and/or correct such prospectus.

                           (vi) Notify each Holder immediately of the issuance
                  by the Commission or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company shall use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

                           (vii) Permit a single firm of counsel, designated as
                  Holders' counsel by the Holders of a majority of the Registrable Securities included in the Registration Statement, to review the Registration Statement and all amendments and supplements thereto within a reasonable period of time prior to each filing, and shall not file any document in a form to which such counsel reasonably objects.

                           (viii) Use its best efforts to list the Registrable
                  Securities covered by such Registration Statement with all securities exchange(s) and/or markets on which the Common Stock is then listed and prepare and file any required filings with the National Association of Securities Dealers, Inc. or any exchange or market where the Common Stock is then traded.


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                           (ix) If applicable, take all steps necessary to
                  enable Holders to avail themselves of the prospectus delivery mechanism set forth in Rule 153 (or successor thereto) under the Act.

                  (b) Set forth below in this Section 2(b) are (I) events that may arise that the Investors consider will interfere with the full enjoyment of their rights under the Debentures, the Purchase Agreement and this Agreement (the "INTERFERING EVENTS"), and (II) certain remedies applicable in each of these events.

                  Paragraphs (i) through (iv) of this Section 2(b) describe the Interfering Events, provide a remedy to the Investors if an Interfering Event occurs and provide that the Investors may require that the Company redeem outstanding Debentures at a specified price if certain Interfering Events are not timely cured.

                  Paragraph (v) provides, inter alia, that each Holder shall have the option as to whether it would like to receive any payment required as a remedy in the case of certain of the Interfering Events in cash or shares of Common Stock.

                  Paragraph (vi) provides, inter alia, that if payments required as the remedy in the case of certain of the Interfering Events are not paid when due, the Company may be required by the Investors to redeem outstanding Debentures at a specified price.

                  Paragraph (viii) provides, inter alia, that the Investors have the right to specific performance.

         The preceding paragraphs in this Section 2(b) are meant to serve only as an introduction to this Section 2(b), are for convenience only, and are not to be considered in applying, construing or interpreting this Section 2(b).

                           (i) Delay in Effectiveness of Registration Statement.

                                    (A) If the Registration Statement has not
                  been declared effective on or before April 11, 2001, the Company shall pay in cash or Common Stock, as provided in
                  Section 2(b)(v), to each Holder a Default Payment, for each thirty-day period (or portion thereof) that the Registration Statement is not effective commencing on April 11, 2001, and continuing thereafter until the Registration Statement becomes effective. The April 11, 2001 deadline referred to in the foregoing sentences shall be extended for the number of days solely caused by such Holder's failure to comply with Section 9 hereof The Default Payments shall not in the aggregate exceed the maximum percentage permitted by law.

                                    (B) If the Registration Statement has not
                  been declared effective on or before June 11, 2001, then each Holder shall have the right to require the Company to redeem the Debentures, Warrants, Common


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                  Shares and/or Warrant Shares in whole or in part at the
                  Premium Redemption Price set forth in clauses (a)(i), (b) and/or (c) (only) of the definition thereof. Each Holder shall exercise such right by providing the Company with written notice thereof (the "PUT NOTICE"), which such Put Notice shall include the type and amount of each security that the Holder seeks to redeem and a date at least five (5) business days from the date thereof on which the Holder seeks the redemption to occur (the "REDEMPTION DATE"). Nothing herein shall be construed as precluding the Holder from exercising its conversion rights under the Debenture unless the Company redeems the Debenture and pays the Premium Redemption Price set forth above in full pursuant to Section 2(b)(i)(B). Default Payments shall no longer accrue on Debentures after such Debentures have been redeemed by the Company pursuant hereto. The Holder's redemption rights under this paragraph 2(b)(i)(B) shall expire at such time that the Registration Statement is declared effective.

                           (ii) No Listing; Premium Price Redemption for
                  Delisting of Class of Shares.

                                    (A) In the event that the Company fails,
                  refuses or is unable to cause the Registrable Securities covered by the Registration Statement to be listed with the Approved Market and each other securities exchange and market on which the Common Stock is then traded at all times during the period ("LISTING PERIOD") commencing the earlier of the effective date of the Registration Statement or April 11, 2001, and continuing thereafter for so long as the Debentures are outstanding, then the Company shall pay in cash or Common Stock, as provided in Section 5(b)(v), to each Holder a Default Payment for each 30-day period (or portion thereof) during the Listing Period from and after such failure, refusal or inability to so list the Registrable Securities until the Registrable Securities are so listed, which Default Payments shall not in the aggregate exceed the maximum percentage permitted by law.

                                    (B) In the event that shares of Common Stock
                  of the Company are delisted from the Approved Market at any time following the Closing Date and remain delisted for 5 consecutive business days, then at the option of each Holder and to the extent such Holder so elects, the Company shall on 2 business days notice either (1) pay in cash or Common Stock (as provided in Section 2(b)(v)) to such Holder a Default Payment for each 30-day period that the shares are delisted or
                  (2) only during the continuance of such delisting, redeem the Debentures and/or Warrants and/or Common Shares and/or Warrant Shares held by such Holder, in whole or in part, at a redemption price equal to the Premium Redemption Price (as defined above); provided, however, that such Holder may revoke such request at any time prior to receipt of payment of such Default Payments or Premium Redemption Price, as the case may be. Default payments shall no longer accrue on Debentures after such


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                  Debentures have been redeemed by the Company pursuant to the foregoing provision.

                           (iii) Blackout Periods. In the event any Holder is
                  unable to sell Registrable Securities under the Registration Statement for more than (A) five (5) consecutive days or (B) an aggregate of twenty (20) days in any 12 month period ("SUSPENSION GRACE PERIOD"), including without limitation by reason of a suspension of trading of the Common Stock on the Approved Market, any suspension or stop order with respect to the Registration Statement or the fact that an event has occurred as a result of which the prospectus (including any supplements thereto) included in such Registration Statement then in effect includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, or the number of shares of Common Stock covered by the Registration Statement is insufficient at such time to make such sales (a "BLACKOUT"), then the Company shall pay in cash or Common Stock (as provided in Section 2(b)(v)) to each Holder a Default Payment for each 30-day period (or portion thereof) from and after the expiration of the Suspension Grace Period, which Default Payment shall not exceed the maximum percentage permitted by law. In lieu of receiving the Default Payment as provided above, a Holder shall have the right but not the obligation to elect to have the Company redeem its Debentures and Common Shares and Warrant Shares at the price equal to the Premium Redemption Price.

                           (iv) Deficiency; Premium Price Redemption for
                  Conversion Deficiency. In the event that the Company does not have a sufficient number of shares of Common Stock available to satisfy the Company's obligations to any Holder upon receipt of a Conversion Notice (as defined in the Debenture) or a Notice of Exercise (as defined in the Warrants) or is otherwise unable or unwilling to issue such shares of Common Stock (including without limitation by reason of the limit described in Section 10 below) in accordance with the terms of the Debenture or Warrants, as the case may be, for any reason after receipt of a Conversion Notice or Notice of Exercise, then:

                                    (A) The Company shall pay in cash or Common
                  Stock (as provided in Section 2(b)(v)) to each Holder a Default Payment for each 30-day period (or portion thereof) that the Company fails or refuses to issue shares of Common Stock in accordance with the Debenture or Warrant terms, which Default Payment shall not exceed the maximum percentage permitted by law; provided, however, that if such failure is the result of there being insufficient shares authorized to make such issuance, such amount shall not be payable if the Company promptly (but in any event within ten (10) calendar days) authorizes and issues such shares, and


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                                    (B) At any time five days after the
                  commencement of the running of the first 30-day period described above in clause (A) of this paragraph (iv), subject to Section 3.10(d) of the Purchase Agreement hereof, at the request of any Holder pursuant to a redemption notice, the Company promptly (1) shall purchase from such Holder, at a purchase price equal to the Premium Redemption Price, the Outstanding Principal Amount of Debentures or the Warrants, as the case may be, equal to such Holder's pro rata share of the Deficiency (as such term is defined below), if the failure to issue such shares of Common Stock results from the lack of a sufficient number thereof and (2) shall purchase all (or such portion as such Holder may elect) of such Holder's Debentures or Warrants at such Premium Redemption Price if the failure to issue Common Shares or Warrant Shares results from any other cause. The "DEFICIENCY" shall be equal to the Outstanding Principal Amount of Debentures or Warrants that would not be able to be converted or exchanged for Common Shares and/or Warrant Shares, due to an insufficient number of Common Shares or Warrant Shares available, if all of the outstanding Debentures or Warrants were submitted for conversion at the Conversion Price set forth in the Debentures or exercise price set forth in the Warrants respectively, as of the date such Deficiency is determined. Any request by a Holder pursuant to this paragraph (iv)(B) shall be revocable by that Holder at any time prior to its receipt of the Premium Redemption Price.

                           (v) Default Payment Terms; Status of Unpaid Default
                  Payments. All Default Payments (which payments shall be pro rata on a per diem basis for any period of less than 30 days) required to be made in connection with the above provisions shall be paid at any time upon demand, and whether or not a demand is made, by the tenth (10th) day of each calendar month for the partial or full calendar month occurring prior to that date. Such Default Payments shall be payable in cash or Common Stock, as determined by each Holder in its sole discretion. If the Holder elects to be paid in Common Stock, the Holder shall be entitled to that number of shares of Common Stock as shall equal to the amount of such Default Payment multiplied by a fraction, the numerator of which is one and the denominator of which is equal to the average of the Market Price for Shares of Common Stock for the three (3) business days prior to, but not including, the date upon which such payments are due. Unless the Company shall receive written notice to the contrary from the respective Holder, the Default Payments shall be paid in cash. Until paid as required in this Agreement, Default Payments shall be deemed added to, and a part of, the Outstanding Principal Amount of a Holder's Debentures.

                           (vi) Premium Price Redemption for Default Payment
                  Defaults. In the event that the Company fails or refuses to pay any Default Payment provided for in the foregoing paragraphs (i) through (iv) when due, at any Holder's request and option, the Company shall purchase all or a portion of the Debentures, Warrants, Common Shares and/or Warrant Shares held


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                  by such Holder (with Default Payments accruing through the date of such purchase), within five (5) days of such request, at a purchase price equal to the Premium Redemption Price (as defined above); provided that such Holder may revoke such request at any time prior to receipt of such payment of such purchase price. Until such time as the Company purchases such Debentures at the request of such Holder pursuant to the preceding sentence, at any Holder's request and option the Company shall as to such Holder pay such amount by adding and including the amount of such Default Payment to the Outstanding Principal Amount of a Holder's Debentures.

                           (vii) Cumulative Remedies. Each Default Payment
                  triggered by an Interfering Event provided for in the foregoing paragraphs (ii) through (iv) shall be in addition to each other Default Payment triggered by another Interfering Event; provided, however, that in no event shall the Company be obligated to pay to any Holder Default Payments in an aggregate amount greater than the highest applicable Default Rate for any 30-day period (or portion thereof). The Default Payments and mandatory redemptions provided for above are in addition to and not in lieu or limitation of any other rights the Holders may have at law, in equity or under the terms of the Debentures, the Purchase Agreement, the Warrants or this Agreement, including without limitation the right to specific performance. Each Holder shall be entitled to specific performance of any and all obligations of the Company in connection with the registration rights of the Holders hereunder.

                           (viii) Certain Acknowledgments. The Company
                  acknowledges that any failure, refusal or inability by the Company described in the foregoing paragraphs (i) through (iv) and paragraph (vi) will cause the Holders to suffer damages in an amount that will be difficult to ascertain, including without limitation damages resulting from the loss of liquidity in the Registrable Securities and the additional investment risk in holding the Registrable Securities. Accordingly, the parties agree that it is appropriate to include in this Agreement the foregoing provisions for Default Payments and mandatory redemptions in order to compensate the Holders for such damages. The parties acknowledge and agree that the Default Payments and mandatory redemptions set forth above represent the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such Default Payments and mandatory redemptions are reasonable and will not constitute a penalty. The parties agree that the provisions of this clause (viii) consist of certain acknowledgments and agreements concerning the remedies of the Holders set forth in clauses (i) through (iv) and paragraph
                  (vi) of this paragraph; nothing in this clause (viii) imposes any additional default payments and mandatory redemptions for violations under this Agreement.



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                  (c) If the Holder(s) intend to distribute the Registrable
Securities by means of an underwriting, the Holder(s) shall so advise the Company. Any such underwriting may only be administered by investment bankers reasonably satisfactory to the Company.

                  (d) The Company shall enter into such customary agreements for secondary offerings (including a customary underwriting agreement with the underwriter or underwriters, if any) and take all such other reasonable actions reasonably requested by the Holders in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities. In the event that the offering in which the Registrable Securities are to be sold is deemed to be an underwritten offering or an Investor selling Registrable Securities is deemed to be an underwriter, the Company shall:

                           (i) make such representations and warranties to the
                  Holders and the underwriter or underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in secondary offerings;

                           (ii) cause to be delivered to the sellers of
                  Registrable Securities and the underwriter or underwriters, if any, opinions of independent counsel to the Company, on and dated as of the effective day (or in the case of an underwritten offering, dated the date of delivery of any Registrable Securities sold pursuant thereto) of the Registration Statement, and within ninety (90) days following the end of each fiscal year thereafter, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Holders and the underwriter(s), if any, and their counsel and covering, without limitation, such matters as the due authorization and issuance of the securities being registered and compliance with securities laws by the Company in connection with the authorization, issuance and registration thereof and other matters that are customarily given to underwriters in underwritten offerings, addressed to the Holders and each underwriter, if any.

                           (iii) cause to be delivered, immediately prior to the
                  effectiveness of the Registration Statement (and, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto), and at the beginning of each fiscal year following a year during which the Company's independent certified public accountants shall have reviewed any of the Company's books or records, a "comfort" letter from the Company's independent certified public accountants addressed to the Holders and each underwriter, if any, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with secondary offerings; such accountants shall have undertaken in each such letter to update the same during each such fiscal year in which such books or records are being reviewed so that each such letter shall remain current, correct and complete throughout such fiscal year; and each such letter and update thereof, if any, shall be reasonably satisfactory to the Holders.

                           (iv) if an underwriting agreement is entered into,
                  the same shall include customary indemnification and contribution provisions to and from the underwriters and procedures for secondary underwritten offerings;

                           (v) deliver such documents and certificates as may be
                  reasonably requested by the Holders of the Registrable Securities being sold or the managing underwriter or underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement, if any; and

                           (vi) deliver to the Holders on the effective day (or
                  in the case of an underwritten offering, dated the date of delivery of any Registrable Securities sold pursuant thereto) of the Registration Statement, and at the beginning of each fiscal quarter thereafter, a certificate in form and substance as shall be reasonably satisfactory to the Holders, executed by an executive officer of the Company and to the effect that all the representations and warranties of the Company contained in the Purchase Agreement are still true and correct except as disclosed in such certificate; the Company shall, as to each such certificate delivered at the beginning of each fiscal quarter, update or cause to be updated each such certificate during such quarter so that it shall remain current, complete and correct throughout such quarter; and such updates received by the Holders during such quarter, if any, shall have been reasonably satisfactory to the Holders.

                  (e) The Company shall make available for inspection by the Holders, representative(s) of all the Holders together, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by any Holder or underwriter, all financial and other records customary for purposes of the Holders' due diligence examination of the Company and review of any Registration Statement, all SEC Documents (as defined in the Purchase Agreement) filed subsequent to the Closing, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement, provided that such parties agree to keep such information confidential.

                  (f) The Company shall file a Registration Statement with respect to any newly authorized and/or reserved shares within ten (10) business days of any shareholders meeting authorizing or reserving same and shall use its best efforts to cause such Registration Statement to become effective within seventy-five (75) days of such shareholders meeting. If the Holders become entitled, pursuant to an event described in clause (iii) of the definition of Registrable Securities, to receive any securities in respect of Registrable Securities that were already included in a Registration Statement, subsequent to the date such Registration Statement is declared effective, and the Company is unable under the securities laws to add such securities to the then effective Registration Statement, the Company shall promptly file, in accordance with the procedures set forth herein, an additional Registration Statement with respect to such newly Registrable Securities. The Company shall use its best efforts to (i) cause any such additional Registration Statement, when filed, to become effective under the Securities Act, and (ii) keep such additional Registration Statement effective during the period described in Section 5 below. All of the registration rights and remedies under this Agreement shall apply to the registration of such newly reserved shares and such new Registrable Securities, including without limitation the provisions providing for Default Payments contained herein.

         3. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance with registration pursuant to this Agreement shall be borne by the Company, and all Selling Expenses of a Holder shall be borne by such Holder.

         4. Registration on Form S-3; Other Forms. The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms, or in the event that the Company is ineligible to use such form, such form as the Company is eligible to use under the Securities Act. The Company shall promptly respond to any and all SEC comments, inquiries and requests to the Registration Statement, and shall request acceleration of the effectiveness of the Registration Statement within 5 days of its receipt of notice from the SEC that it has no further comments to the Registration Statement.

         5. Registration Period. In the case of the registration effected by the Company pursuant to this Agreement, the Company will use its best efforts to keep such registration effective until the later to occur of (i) sales are permitted of all Registrable Securities without registration under Rule 144(k) or (ii) such time as there are no longer any Warrants outstanding.

         6. Indemnification.

                  (a) The Company Indemnity. The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling each Holder, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls, within the meaning of
Section 15 of the Securities Act and the rules and regulations thereunder, any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to a Holder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or the underwriter (if any) therefor and stated to be specifically for use therein. The indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

                  (b) Holder Indemnity. Each Holder will, severally and not jointly, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, partners, and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their officers, directors and partners, and each person controlling such other Holder(s), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company and such other Holder(s) and their directors, officers and partners, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, and provided that the maximum amount for which such Holder shall be liable under this indemnity shall not exceed the net proceeds received by such Holder from the sale of the Registrable Securities. The indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

                  (c) Procedure. Each party entitled to indemnification under this Section 6 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

         7. Contribution. If the indemnification provided for in Section 6 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying each of such Indemnified Parties, shall contribute to the amount paid or payable by each such Indemnified Party as a result of such losses, claims, damages or liabilities as between the Company on the one hand and any Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of such Holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of any Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by such Holder.

         In no event shall the obligation of any Indemnifying Party to contribute under this Section 7 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 6(a) or 6(b) hereof had been available under the circumstances.

         The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Holders or the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

Notwithstanding the provisions of this section, no Holder or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any Holder, the net proceeds received by such Holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8. Survival. The indemnity and contribution agreements contained in Sections 6 and 7 and the representations and warranties of the Company referred to in Section 2(d)(i) shall remain operative and in full force and effect regardless of (i) any termination of this Agreement or the Purchase Agreement or any underwriting agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company, and (iii) the consummation of the sale or successive resales of the Registrable Securities.

         9. Information by Holders. (a) Each Holder shall reasonably promptly furnish to the Company such information regarding such Holder and the distribution and/or sale proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement. The intended method or methods of disposition and/or sale (Plan of Distribution) of such securities as so provided by such Investor shall be included without alteration in the Registration Statement covering the Registrable Securities and shall not be changed without written consent of such Holder, except that such Holder may not require an intended method of disposition which violates applicable securities law.

                  (b) The Holders shall cooperate with the Company in order that the Company may timely file the Registration Statement and timely respond to any and all SEC comments, inquiries and requests relating to the Registration Statement, including and cooperating with the Company's reasonable requests in connection therewith. Notwithstanding the foregoing, the Company shall consult with the Holders with respect to the Registration Statement and its responses to any SEC inquiry or requests that specifically relate to any Holder and each Holder shall have the right to object to, and to insist that the Company refrain from, making any disclosures in the Registration Statement with respect to such Holder or taking any action with respect to such Holder that such Holder believes in good faith is not required under applicable law, rule, regulation and/or policy. Any Holder asserting its rights under the previous sentence shall provide a written notice to the Company stating that it is asserting such rights. In the event that any such objection, insistence or failure to comply with this Section 9(b) is the sole cause of the Interfering Event described in
Section 2(b)(i), the Company's sole remedy shall be that for each day that the Holder so objects, insists or so fails to comply herewith, the deadline in
Section 2(b)(i) for triggering such Interfering Event shall be deferred for one day.

         10. NASDAQ Limit on Stock Issuances. Section 3.14 of the Purchase Agreement shall govern limits imposed by NASDAQ National Market System rules on the conversion of Debentures.

         11. Replacement Certificates. The certificate(s) representing the Common Shares or Warrant Shares held by the Investor (or then Holder) may be exchanged by the Investor (or such Holder) at any time and from time to time for certificates with different denominations representing an equal aggregate number of Common Shares or Warrant Shares, as reasonably requested by the Investor (or such Holder) upon surrendering the same. No service charge will be made for such registration or transfer or exchange.

         12. Transfer or Assignment. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The rights granted to the Investors by the Company under this Agreement to cause the Company to register Registrable Securities may be transferred or assigned (in whole or in part) to a transferee or assignee of Debentures or Warrants, and all other rights granted to the Investors by the Company hereunder may be transferred or assigned to any transferee or assignee of any Debentures or Warrants; provided in each case that the Company must be given written notice by the such Investor at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; provided that the transferee or assignee of such rights agrees in writing to be bound by the provisions of this Agreement.

         13. Miscellaneous.

                  (a) Remedies. The Company and the Investors acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

                  (b) Jurisdiction. THE COMPANY AND EACH OF THE INVESTORS (I) HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT, THE NEW YORK STATE COURTS AND OTHER COURTS OF THE UNITED STATES SITTING IN NEW YORK COUNTY, NEW YORK FOR THE PURPOSES OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND (II) HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH SUIT ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER. THE COMPANY AND EACH OF THE INVESTORS CONSENTS TO PROCESS BEING

SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR LIMIT ANY RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

                  (c) Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing by facsimile, mail or personal delivery and shall be effective upon actual receipt of such notice. Notices may (and, as may expressly be provided herein or in the Purchase Agreement, in some cases, shall) also be delivered via e-mail in addition to the foregoing. The addresses for such communications shall be:

                  to the Company:

                           1500 Broadway, 3rd Floor
                           New York, NY  10036
                           Attn:  Chief Financial Officer
                           Facsimile:  (212) 398-5985
                           E-mail:  dbuckel@appliedtheory.com

                  with copies to:

                           224 Harrison Street, 8th Floor
                           Syracuse, NY  13202
                           Attn:  General Counsel
                           Facsimile:  (315) 479-0824
                           E-mail:  rmechur@appliedtheory.com


                  to the Investors:

                           To each Investor at the address and/or fax number set forth on Schedule I of this Agreement with copies to:

                           Kleinberg, Kaplan, Wolff & Cohen, P.C.
                           551 Fifth Avenue
                           New York, New York 10176
                           Attention:       Stephen M. Schultz
                           Facsimile:       (212) 986-8866
                           E-mail:          sschultz@kkwc.com

         Any party hereto may from time to time change its address for notices by giving at least 10 days' written notice of such changed address to the other parties hereto.

                  (d) Indemnity. Each party shall indemnify each other party against any loss, cost or damages (including reasonable attorney's fees) incurred as a result of such parties' breach of any representation, warranty, covenant or agreement in this Agreement.

                  (e) Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. The representations and warranties and the agreements and covenants of the Company and each Investor contained herein shall survive the Closing.

                  (f) Execution. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

                  (g) Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the name of any Investor without its express written approval, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. The Company agrees to deliver a copy of any public announcement regarding the matters covered by this Agreement or any agreement or document executed herewith to each Investor and any public announcement including the name of an Investor to such Investor, prior to the publication of such announcements.

                  (h) Entire Agreement. This Agreement, together with the Purchase Agreement, the Debentures, the Warrants and the agreements and documents contemplated hereby and thereby, contains the entire understanding and agreement of the parties, and may not be modified or terminated except by a written agreement signed by both parties.

                  (i) Governing Law. THIS AGREEMENT AND THE VALIDITY AND PERFORMANCE OF THE TERMS HEREOF SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED ENTIRELY IN SUCH STATE.

                  (j) Severability. The parties acknowledge and agree that the Investors are not agents, affiliates or partners of each other, that all representations, warranties, covenants and agreements of the Investors hereunder are several and not joint, that no Investor shall have any responsibility or liability for the representations, warrants, agreements, acts or omissions of any other Investor, and that any rights granted to "INVESTORS" hereunder shall be enforceable by each Investor hereunder.

                  (k) Jury Trial. EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY.

                  (l) Titles. The titles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                             Signature page follows

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.



                            APPLIEDTHEORY CORPORATION


                            By:      /s/ David A Buckel
                                     -------------------------------------------
                                     Name: David A Buckel
                                     Title: Senior Vice President / CFO

                            HALIFAX FUND, L.P.
                            By:      THE PALLADIN GROUP, L.P.
                                     Attorney-in-Fact

                            By:      /s/ Steven W. Weiner
                                     -------------------------------------------
                                     Name: Steven W. Weiner
                                     Title:  Managing Director

                            PALLADIN PARTNERS I, L.P.
                            By:        THE PALLADIN GROUP, L.P.
                                       Attorney-in-Fact

                            By:      /s/ Steven W. Weiner
                                     -------------------------------------------
                                     Name: Steven W. Weiner
                                     Title:  Managing Director


                            PALLADIN OVERSEAS FUND LTD.
                            By:        THE PALLADIN GROUP, L.P.
                                       Attorney-in-Fact

                            By:      /s/ Steven W. Weiner
                                     -------------------------------------------
                                     Name: Steven W. Weiner
                                     Title:  Managing Director


                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                            DeAM CONVERTIBLE ARBITRAGE FUND, LTD.
                            By:        THE PALLADIN GROUP, L.P.
                                       Attorney-in-Fact

                            By:      /s/ Steven W. Weiner
                                     -------------------------------------------
                                     Name: Steven W. Weiner
                                     Title:  Managing Director


                            LANCER SECURITIES (CAYMAN) LTD.
                            By:        THE PALLADIN GROUP, L.P.
                                       Attorney-in-Fact

                            By:      /s/ Steven W. Weiner
                                     -------------------------------------------
                                     Name: Steven W. Weiner
                                     Title:  Managing Director


                            ELLIOTT ASSOCIATES, L.P.


                            By:      /s/ Paul E. Singer
                                     -------------------------------------------
                                     Name:  Paul E. Singer
                                     Title:  General Partner


                            ELLIOTT INTERNATIONAL, L.P.
                            By:        ELLIOTT INTERNATIONAL CAPITAL
                                       ADVISORS INC.
                                       Attorney-in-Fact

                            By:      /s/ Paul E. Singer
                                     -------------------------------------------
                                     Name:  Paul E. Singer
                                     Title:  General Partner


                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                   SCHEDULE I



HALIFAX FUND, L.P.
c/o The Palladin Group, L.P.
Investment Manager
195 Maplewood Avenue
Maplewood, New Jersey  07040
Attn:  Steve Weiner
Tax  I.D. No.:
Facsimile: (973) 313-6491
E-mail: sweiner@palladingroup.com

PALLADIN PARTNERS I, L.P.
c/o The Palladin Group L.P.
195 Maplewood Avenue
Maplewood, New Jersey 07040
Attn: Steve Weiner
Tax  I.D. No.:
Facsimile: (973) 313-6491
E-mail: sweiner@palladingroup.com


PALLADIN OVERSEAS FUND LTD.
c/o Citco Fund Services (Cayman
Islands) Ltd.
Corporate Centre, West Bay Road
P.O. Box 31106 SMB
Grand Cayman, Cayman Islands
Tax  I.D. No.:
Facsimile:  (345) 949-3877
Telephone: (345) 949-3977
E-mail: sweiner@palladingroup.com


DeAM CONVERTIBLE ARBITRAGE FUND, LTD.
c/o The Palladin Group L.P.
195 Maplewood Avenue
Maplewood, New Jersey 07040
Attn: Steve Weiner
Tax  I.D. No.:
Facsimile: (973) 313-6491
E-mail: sweiner@palladingroup.com

 LANCER SECURITIES (CAYMAN) LTD.
c/o The Palladin Group L.P.
195 Maplewood Avenue
Maplewood, New Jersey 07040
Attn: Steve Weiner
Tax  I.D. No.:
Facsimile: (973) 313-6491
E-mail: sweiner@palladingroup.com

ELLIOTT ASSOCIATES, L.P.
c/o Elliott Management Corporation
712 Fifth Avenue
New York, New York  10019
Tax  I.D. No.:
Telephone:        (212) 974-6000
Facsimile:        (212) 586-9429
Attention:        Norbert Lou
E-mail:           nlou@elliottassoc.com

ELLIOTT INTERNATIONAL, L.P.
c/o Elliott Management Corporation
712 Fifth Avenue
New York, New York  10019
Tax  I.D. No.:
Telephone:        (212) 974-6000
Facsimile:        (212) 586-9429
Attention:        Norbert Lou
E-mail:           nlou@elliottassoc.com